General	12 Months Ended
Dec. 31, 2025
General Information About Financial Statements [Abstract]
Note 1 - General
Note 1 – General

A.	The Reporting Entity

ICL Group Ltd. (hereinafter – the Company), is a company incorporated and domiciled in Israel. The Company's shares are traded on both the Tel-Aviv Stock Exchange (TASE) and the New York Stock Exchange (NYSE) under the ticker: ICL. The address of the Company’s registered headquarters is 23 Aranha St., Tel Aviv, Israel. The Company is a subsidiary of Israel Corporation Ltd., a public company traded on the TASE under the ticker: ILCO:TA. The State of Israel holds a Special State Share in ICL and in some of its subsidiaries, entitling the State the right to safeguard the State of Israel vital interests. For additional information, see Note 19 - Equity.

The Company, together with its subsidiaries, associated companies and joint ventures (hereinafter - the Group or ICL), is a leading specialty minerals group that operates a unique, integrated business model. The Company competitively extracts certain minerals as raw materials and utilizes processing and product formulation technologies to add value to customers in two main end-markets: agriculture and industrial (including food). ICL’s products are used mainly in agriculture, electronics, food, fuel and gas exploration, water purification and desalination, construction, detergents, cosmetics, pharmaceuticals and automotive.

B.	Security situation in Israel

In October 2023, the Israeli government declared a state of war in response to attacks on its civilians in the southern region of the country, which subsequently escalated to other areas. On October 9, 2025, Israel signed a ceasefire agreement. On February 28, 2026, a coordinated attack by Israel and the United States was launched in response to threats from Iran, which subsequently escalated into a conflict involving Lebanon along Israel’s northern border. The security situation over the past two years, including recent developments, has created several challenges, including disruptions to supply chains and shipping routes, personnel shortages due to recurring rounds of mobilization for reserve duty, additional costs to protect Company sites/assets, effects of reluctance to perform contractual obligations in Israel during hostilities, various bans and limitations on trade and cooperation with Israel related entities, and fluctuations in foreign currency exchange rates relative to the Israeli shekel. Additionally, ongoing regional tensions – including Houthis threats to commercial vessels – continue to disrupt shipping routes and commercial shipping arrangements, leading to increased shipping costs.

We continue to take measures to ensure the safety of our employees and business partners, as well as the communities in which we operate. We have also implemented supportive measures to accommodate those of our employees who are called for reserve duty, aiming to minimize any potential impact on our business, and to avoid disruptions to production activities at our facilities in Israel.

We continuously monitor developments and will take all necessary actions to minimize any negative consequences to our operations and assets. As of the reporting date, the security situation has not had a material impact on our business results. However, its future effects remain uncertain due to the unpredictable nature and duration of the conflict.

C.	Definitions

1.	Subsidiary – a company over which the Company has control and the financial statements of which are fully consolidated with the Company's statements as part of the consolidated financial statements.

2.	Investee company – a subsidiary, including a partnership or joint venture which is accounted for using the equity method.

3.	Related party – As in IAS 24 (2009), “Related Party Disclosures”.